UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 17, 2010

StoneMor Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50910	80-0103159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Veterans Highway, Suite B, Levittown, PA 19056

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (215) 826-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 17, 2010, StoneMor Partners L.P. (the “Company”) made a presentation at the Bank of America Merrill Lynch Credit Conference (the “Conference”). A copy of the materials that the Company presented at the Conference is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. Nothing contained herein shall be an admission that Regulation FD applies to the materials attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Materials Presented at the Bank of America Merrill Lynch Credit Conference on November 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEMOR PARTNERS L.P.

By:	StoneMor GP LLC
its general partner

By:	/S/ WILLIAM R. SHANE
Name:	William R. Shane
Title:	Executive Vice President and Chief Financial Officer

Date: November 17, 2010

S-1

Exhibit Index

Exhibit No.	Description

99.1	Materials Presented at the Bank of America Merrill Lynch Credit Conference on November 17, 2010.

E-1